Exhibit 10.2

(a) FLES covenants that, at all times until the FLES Securities shall have been exercised in full into Common Stock, FLES shall reserve Common Stock from its authorized and unissued shares of Common Stock, free from preemptive rights, to provide for the issuance of the Common Stock underlying the FLES Securities, in accordance with the Reserve Letter . FLES represents that, upon issuance, the FLES Securities and Common Stock underlying the FLES Securities shall be duly and validly issued, fully paid and non - assessable . FLES also covenants that, at all times until the warrant as described in Annex 2 of this Exchange Agreement (the included in the FLES Securities shall have been exercised in full into shares of the Series C Preferred Stock of FLES, FLES shall reserve from its authorized and unissued shares of Series C Preferred Stock, free from preemptive rights, to provide for the issuance of 3 , 112 shares of Series C Preferred Stock (the represents that, upon issuance, the shares of Series C Preferred Stock will be duly and validly issued, fully paid and non - assessable . FLES acknowledges that it shall irrevocably instruct its transfer agent to electronically issue the shares of Series C Preferred Stock upon exercise of the Warrant .

(f) No Conflicts . The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the certificate or articles of incorporation, bylaws or other organizational or charter documents of the Company (or any Subsidiary thereof) , or (ii) conflict with , or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt or otherwise of the Company or any Subsidiary thereof) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected ; except in the case of clause (ii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect . 5. Representations and Warranties of GV. (a) GV represents and warrants that it is duly organized , validly existing , and in good standing under the laws of the state of its formation, it has full power and authority to execute and deliver this Agreement and to carry out the provisions hereof, and this Agreement has been duly executed and delivered on behalf of GV . (b) GV represents and warrants that GV is an "accredited investor." (c) GV represents and warrants that it did not become aware of the Exchange offer through, or as a result of, any fonn of general solicitation or advertising. (d) GV represents and warrants that it has reviewed the reports, statements and other documents filed by FLES with the Securities and Exchange Commission (collectively, the "SEC Reports"), including the risk factors set forth therein . GV also represents and warrants that it has been furnished by FLES with all information regarding FLES which it had requested or desired to know ; that all documents which could be reasonably provided have been made available for its inspection and review ; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of FLES concerning the terms and conditions of the Exchange, and any additional information which it had requested ; and that it has had the opportunity to consult with its own tax or financial advisor concerning an acquisition of the FLES Securities . (e) GV represents and warrants that GV understands that the FLES Securities, including the securities into which they may be converted, have not been registered under the Securities Act of 1933 , as amended (the "Securities Act"), and applicable state securities laws in reliance on the exemption provided by Section 4 (a)(2) of the Securities Act, relating to transactions not involving a public offering and corresponding state securities laws regarding non - public offerings (f) GV represents and warrants that the FLES Securities, including the securities into which they may be converted, are not being purchased with a view to or for the resale or distribution thereof and that GV has no present plans to enter into any contract, undertaking , agreement or arrangement for such resale or distribution . (g) GV consents to the placement of the following legend, or a legend similar thereto, on the certificate of digital record representing the FLES Securities, including the securities into which they may be converted: THE SECURITIES REPRESENTED BY THIS CERTIFICATE, INCLUDING THE SECURITIES INTO WHICH THEY MAYBE CONVERTED, HAVE NOT BEEN REGISTERED WITH THE S EC URITI E S AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE S ECU RITI E S ACT OF 1933 , AS AMENDED (THE " S EC URITIES A C T ' ) , OR ANY APPLICABLE STATE SE CU RITI E S LAWS AND , ACCORDINGLY , MAY NOT BE OFFERED OR SOLD , EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO , THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS . 6. Miscellaneous. (a) Survival of Covenants. Unless otherwise waived as provided herein , all covenants agreements, representations and warranties of the parties made in this Agreement and in the financial statements or other written information delivered EXCHANGE AGREEMENT I PAGE 3

(g) Further Assurances . Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby .

market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets; and

(4) The Company shall have delivered to the Company's transfer agent and Holder a legal opinion from the Company's legal counsel, the form and substance of which opinion shall be reasonably satisfactory to the transfer agent and Holder, to the effect that such shares of Common Stock to be issued to Holder pursuant to the Uplist Conversion are freely tradeable pursuant to Rule 144.

Notwithstanding the foregoing, and solely with respect to the Uplist Conversion, to the extent that the Holder determines, in its sole discretion, that such Holder would beneficially own in excess of the Beneficial Ownership Limitation (as defined in this Certificate of Designation) as a result of the Uplist Conversion, then, at the Holder's sole option, the Company shall issue pre-funded warrants in the form attached hereto as Exhibit A (the "Pre-Funded Warrants") to Holder in lieu of the number of shares of Common Stock exceeding the Beneficial Ownership Limitation (the "Excess Common Stock"), for the purchase of a number of Common Stock equal to the Excess Common Stock.

(c) Mechanics of Conversion. To convert the Series C Convertible Preferred Stock, a holder shall: (i) email, fax (or otherwise deliver by other means resulting in notice) a copy of a fully executed notice of conversion in the form attached hereto as Annex A (each a "Notice of Conversion") and (ii) such number of Series C Convertible Preferred Stock converted shall be deemed to be surrendered. To effect conversions of shares of Series C Convertible Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series C Convertible Preferred Stock to the Company. The date of the holder's delivery of the notice of conversion to the Company shall be the "Conversion Date". No fractional shares of Common Stock shall be issued upon conversion of the Series C Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares, at the Corporation's option. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Convertible Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion. Certificates representing the Series C Convertible Preferred Stock shall have the following legend:

THE HOLDER AND ANY ASSIGNEE OR TRANSFEREE, BY ACCEPTANCE OF THIS STOCK CERTIFICATE, ACKNOWLEDGE AND AGREE THAT, PURSUANT TO THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES C CONVERTIBLE PREFERRED STOCK, THE NUMBER OF SHARES REFLECTED ON THE FACE OF THIS CERTIFICATE MAY NOT BE THE ACTUAL NUMBER OF SHARES HELD BY THE HOLDER OR ASSIGNEE. PLEASE INQUIRE WITH THE COMPANY AS TO THE ACTUAL NUMBER OF SHARES EVIDENCED BY THIS CERTIFICATE.

(d) Conversion Disputes. In the case of any dispute with respect to a conversion, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with the other provisions of this Article III. If such dispute involves the calculation of the Conversion Price, the Company shall submit the disputed calculations to an independent accounting firm, acceptable to holder, via electronic mail within two (2) business days of the Conversion Date. The accounting firm shall audit the calculations and notify the Company and the holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock on the date that the accounting firm provides its calculations to the Company and the holder.

(e) Timing of Conversion. No later than the second business day following each Conversion Date (the "Share delivery Date"), the Company shall deliver to the holder (or at its direction) (x) that number of shares of Common Stock issuable upon conversion of the number of Series C Convertible Preferred Stock being converted (the "Conversion Shares") and (y) a certificate representing the number of Series C Convertible Preferred Stock not being converted, if any. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued at such time, unless the notice of conversion is revoked or rescinded as otherwise provided for in this Certificate of Designation. In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to issue and deliver to the Holder such Conversion Shares on the Company's share register or, if such Conversion Shares may be issued without restriction, credit the Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, and if on or after

EXCHANGE AGREEMENT | PAGE 9

EXCHANGE AGREEMENT I PAGE 10 such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall , within two (2) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other reasonable and customary out - of - pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy - In Price") , at which point the Company's obligation to issue and deliver such Conversion Shares or credit such Holder's balance account with DTC for such Conversion Shares (as applicable in Holder's sole discretion) shall terminate, or (ii) promptly honor its obligation to issue and deliver to the Holder such Conversion Shares or credit such Holder's balance account with DTC (as applicable in Holder ' s sole discretion) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy - In Price over the product of (A) such number of shares of Common Stock, times (B) the closing sales price of the Common Stock on the date of exercise. Nothing shall limit the Holder's right to pursue any other remedies available to it hereunder , at law or in equity , including, without limitation, a decree of specific performance and / or injunctive relief with respect to the Company's failure to timely deliver the Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of the Series C Convertible Preferred Stock as required pursuant to the terms hereof. The Company's obligation to issue and deliver the Conversion Shares upon conversion of Series C Convertible Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person (as defined in this Certificate of Designation) or any action to enforce the same, or any setoff, counterclaim, recoupment , limitation or termination , or any breach or alleged breach by such Holder or any other Person of any obligation to the Company. (t) Revocation of notice of conversion. In addition to the foregoing, if on or prior to the Share Delivery Date , the Company shall fail to issue and deliver to the Holder such Conversion Shares on the Company's share register or, if such Conversion Shares may be issued without restriction, credit the Holder's balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder's exercise hereunder, then, in addition to any other remedies which may be available to the holder, the holder may revoke the notice of conversion by delivering a notice to such effect to the Company . Upon receipt by the Company of such a revocation notice , the Company shall immediately return the subject Preferred Stock Certificates and other conversion documents, if any, delivered by holder, to the holder, and the Company and the holder shall each be restored to their respective positions held immediately prior to delivery of the notice of conversion, provided , however, that nothing shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and / or injunctive relief with respect to the Company's failure to timely deliver the Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of the Series C Convertible Preferred Stock as required pursuant to the terms hereof . (g) Stamp , Documentary and Other Similar Taxes. The Company shall pay all stamp , documentary , issuance and other similar taxes which may be imposed with respect to the issuance and delivery of the shares of common stock pursuant to conversion of the Series C Convertible Preferred Stock ; provided that the Company will not be obligated to pay stamp, transfer or other taxes resulting from the issuance of common stock to any person other than the registered holder of the Series C Convertible Preferred Stock . (h) Beneficial Ownership Limitations. Notwithstanding anything to the contrary contained in this Certificate of Designation, a Holder shall not have the right to convert any portion of the Series C Convertible Preferred Stock, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Notice of Conversion, the Holder (together with the Holder's Affiliates (as defined in this Certificate of Designation), and any other Persons (as defined below) acting as a group together with the Holder or any of the Holder ' s Affiliates (such Persons , "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined in this Certificate of Designation). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Holder ' s Series C Convertible Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of the Series C Convertible Preferred Stock beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder , it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition , a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of

EXCHANGE AGREEMENT I PAGE 11 outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. The "Beneficial Ownership Limitation" shall be 9.99% of the number of shares of the Common Stock outstanding at the time of the respective calculation hereunder. "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder. "Person" shall mean any individual , partnership, firm, corporation , association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. (i) Electronic Transmission. In lieu of delivering physical certificates representing the common stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program (the "FAST Program"), upon request of a holder who shall have previously instructed such holder's prime broker to confirm

EXCHANGE AGREEMENT I PAGE 12 such request to the Company's transfer agent and upon the holder's compliance with Section IIl(b), the Company shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the common stock issuable upon conversion to the holder by crediting the account of holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system . Subject to the foregoing, the Company will use its commercially reasonable efforts to maintain the eligibility of its common stock for the FAST Program . (j) Reorganization, Reclassification , Consolidation, Merger or Sale. At any time while the Series C Convertible Preferred Stock is outstanding, if any recapitalization, reclassification or reorganization of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation , or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or other assets or property (an "Organic Change"), then lawful and adequate provisions shall be made by the Corporation whereby the Holders shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the conversion of the Series C Convertible Preferred Stock) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full conversion of the Series C Convertible Preferred Stock (excluding the Beneficial Ownership Limitation) . In the event of any Organic Change, appropriate provision shall be made by the Corporation with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Series E Conversion Price) shall thereafter be applicable , in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion thereof . To the extent necessary to effect the foregoing provisions, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder at the last address of such Holder appearing on the books of the Corporation , the obligation to deliver to such Holder such shares of stock, securities or assets as , in accordance with the foregoing provisions, such Holder may be entitled to purchase . If there is an Organic Change, then the Corporation shall cause to be mailed to each Holder at its last address as it shall appear on the books and records of the Corporation, at least ten (10) calendar days before the effective date of the Organic Change, a notice stating the date on which such Organic Change is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares for securities, cash, or other property delivered upon such Organic Change ; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice . Each Holder is entitled to convert such Holder's Series C Convertible Preferred Stock during the 10 - day period commencing on the date of such notice to the effective date of the event triggering such notice, regardless of whether or not such conversion would be during the Restricted Period . In any event , the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall be deemed to assume such obligation to deliver to such Holder such shares of stock, securities or assets even in the absence of a written instrument assuming such obligation to the extent such assumption occurs by operation of law . IV. RESERVATION OF AUTHORIZED SHARES OF COMMON STOCK Subject to the provisions of this Article IV , the Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock , solely for the purpose of effecting the conversion of the Series C Convertible Preferred Stock, one hundred seventy - five percent ( 175% ) of the number of shares of Common Stock issuable for the conversion of all outstanding Series C Convertible Preferred Stock (without giving effect to any limitation on conversion or exercise thereof , including but not Limited to the Beneficial Ownership Limitation) (the "Reserved Amount") . If the Company fails to reserve the Reserved Amount for any three (3) consecutive Trading Days (the last of such three (3) Trading Days being the "Authorization Trigger Date"), then the Company shall immediately take all necessary action (including stockholder approval) to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to the Reserved Amount multiplied by two (2) . V. FAILURE TO CONVERT If , at any time, (x) the Conversion Date has occurred and the Company fails for any reason to deliver , on or prior to the second business day following the Share Delivery Date for such conversion (said period of time being the "Extended Delivery Period") , such number of shares of Common Stock to which such holder is entitled upon such conversion , or (y) the Company provides notice ( including by way of public announcement) to any holder at any time of its intention not to issue shares of common stock upon exercise by any holder of its conversion right s in accordance with the terms of this Certificate of Designation (each of (x) and (y) being a "Conversion Default"), then the Company shall pay, in addition to all other provisions in this Certificate of Designation , to the affected holder , in the case of a Conversion Default described in clause (x) above , and to all holders, in the case of a Conversion Default described in clause (y) above , an amount equal to 1 % of the Stated Value of the Series C Convertible Preferred Stock with respect to which the Conversion Default exists (which amount shall be deemed to be the aggregate Stated Value of all outstanding Series C Convertible Preferred Stock in the case of a Conversion Default described in clause (y) above) for each calendar day thereafter until the Cure Date (as defined in this Certificate of Designation) . "Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Company effects the conversion of the portion of the Series C Convertible Preferred Stock submitted for conversion and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Company undertakes in writing to issue Common Stock in satisfaction of all conversions of Series C Convertible Preferred Stock in accordance with the terms of this Certificate of Designation (provided that the Company thereafter so performs such obligations) . The Company shall promptly provide each holder with notice of the occurrence of a Conversion Default with respect to any of the other holders . VI. REDEMPTION. The Series C Convertible Preferred Stock may not be redeemed. VII. RANK. All shares of the Series C Convertible Preferred Stock shall rank (i) senior to the Common Stock; (ii) senior to any class or series of capital stock of the Company now outstanding or hereafter created (unless, with the consent of all of the holders obtained in accordance with Article IX hereof, such hereafter created class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series C Convertible Preferred Stock) (collectively, with the Common Stock, "Junior Securities"); and (iii) pari passu with any class or series of capital stock of the Company hereafter created (with the consent of all of the holders obtained in accordance with Article IX hereof) specifically ranking , by its terms, on parity with the Series C Convertible Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Company hereafter created (with the consent of all of the holders obtained in accordance with Article IX hereof) specifically ranking, by its terms, senior to the Series C Convertible Preferred Stock (the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. VIII. VOTING RIGHTS. Subject to Section IX below, no holder of the Series C Convertible Preferred Stock shall be entitled to vote on any matter submitted to the shareholders of the Company for their vote , waiver , release or other action. IX. PROTECTION PROVISIONS. So long as any Series C Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the unanimous approval of all of the holders of the Series C Preferred Stock: (a) alter or change the rights, preferences or privileges of the Series C Convertible Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series C Convertible Preferred Stock; (c) create any Senior Securities; (d) create any Pari Passu Securities; (e) increase the authorized number of shares of Series C Convertible Preferred Stock; (f) sell any future profits or sales of the Company in the form ofroyalty payments or under any other structure; (g) sell any assets of the Company not in the ordinary course of business; (h) put the Company under receivership, file for bankruptcy or any other such reorganization of the Company; (i) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in any taxation with respect to the Series C Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended , (or otherwise suffer to exist any such taxation as a result thereof) , (j) enter into any transaction or arrangement structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(I0) of the Securities Act, (k) enter into any transaction or arrangement that involves the sale, lease , or other disposition of any significant portion of its assets outside the ordinary course of business , (I) enter into any transaction or arrangement that involves any merchant cash advance transactions, sale of receivables, or other similar transaction, (m) amend its certificate of incorporation in any manner that adversely affects the rights of the Holders, (n) directly or indirectly pay or declare any dividend or make any distribution in respect of , any Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities, or (o) enter into any agreement with respect to any of the foregoing (each of the aforementioned events specified in (a) through (o) above shall be referred to herein as a "Section IX Breach"). X. RETRACTION RIGHTS. 13

As of December 31, 2026, and at any time thereafter, the holder shall have the right to retract, from time to time and at any time, any amount of its Series C Convertible Preferred Stock and cause the Company to pay the holder, within three (3) business days of holder's request, the Stated Value for each share of Series C Convertible Preferred Share that the holder retracts to the Company. EXCHANGE AGREEMENT I PAGE XI. MISCELLANEOUS (a) Lost or Stolen Certificates . Upon receipt by the Company of (x) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Series C Convertible Preferred Stock Certificate(s), the Company shall execute and deliver new Series C Convertible Preferred Stock Certificate(s) of like tenor and date . However, the Company shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificate(s) if the holder contemporaneously requests the Company to convert such Series C Convertible Preferred Stock . (b) Statements of Available Shares. Upon request, the Company shall deliver to the holder a written report notifying the holder of any occurrence which prohibits the Company from issuing common stock upon any such conversion . The report shall also specify (i) the total number of shares of common stock which are reserved for issuance upon conversion of the Series C Convertible Preferred Stock as of the date of the request, and (ii) the total number of shares of common stock which may thereafter be issued by the Company upon conversion of the Series C Convertible Preferred Stock before the Company would exceed the Reserved Amount . The Company shall, within five (5) days after delivery to the Company of a written request by any holder, provide all of the information enumerated in clauses (i) - (2) of this Section X(B) and, at the request of a holder, make public disclosure thereof . (c) Governing Law . This Certificate of Designations shal l be construed and enforced in accordance with, and al l questions concerning the construction, validity, interpretation and performance of this Certificate ofDesignations shal l be governed by, the internal laws of the Stat e of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Stat e of Nevada . Any action brought by the Company concerning the transactions contemplated by this Certificate of Designation s or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in a state or federal court located in the State of Nevada . Any action brought by the Holder concerning the transactions contemplated by this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in either (a) a state or federal court located in the State of Nevada, or (b) a state or federal court located in the Commonwealth of Massachusetts . Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Holder to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Holder, including through a legal action in any court of competent jurisdiction . The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens) . THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER O R IN CONNECTION WITH OR ARISING OUT O F THI S CERTIFICATE OF DESIGNATIONS O R ANY TRANSACTIONS CONTEMPLATED HEREBY . The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Certificate of Designations and agrees that such service shall constitute good and sufficient service of process and notice thereof . Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law . The prevailing party in any action or dispute brought in connection with this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney's fees and costs . If any provision of this Certificate of Designations shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Certificate of Designations in that jurisdiction or the validity or enforceability of any provision of this Certificate of Designations in any other jurisdiction . EXCHANGE AGREEMENT I PAGE 14

(d) Piggyback Registration of Shares. If at any time the Company shall determine to prepare and file with the Commission a registration statement (a "Registration Statement") relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S - 4 or Form S - 8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with stock option or other employee benefit plans, the Company shall send to each Holder written notice of such determination and , if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such Registration Statement, any such holder shall so request in writing (which request shall specify the Common Stock issuable upon conversion of the Series C Convertible Preferred Stock (excluding the Beneficial Ownership Limitation) (the "Registration Shares") intended to be disposed of by such holders, if any), the Company will cause the registration under the Registration Statement under the Securities Act of all the Registration Shares which the Company has been so requested to register by the Holder . 15

EXCHANGE AGREEMENT I PAGE 16 (e) Severability. If any word , phrase, provision or clause of this Certificate of Designation is deemed to be invalid, illegal , or unenforceable, only such specific content shall be deemed stricken from this Certificate of Designation and all remaining language, content, rights, restrictions and privileges of this Certificate of Designation shall remain in effect . If any word, phrase , provision or clause of this Certificate of Designation is inapplicable to any person or circumstance , it shall nevertheless remain applicable to all other persons and circumstances . (t) Payment Set Aside. To the extent that the (i) Company makes a payment or payments to the Holder hereunder, or pursuant to any other agreement, certificate , instrument or document contemplated hereby, or (ii) the Holder enforces or exercises its rights hereunder, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Series C Convertible Preferred Stock or Common Stock) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential , set aside , recovered from, or disgorged by the Holder, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including , without limitation , any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Holder a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Holder, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation , any bankruptcy law, foreign, state or federal law, common law or equitable cause of action) . (g) Equal Treatment of Holders . No consideration (including any modification of any term in this Certificate of Designation) shall be offered or paid to any Holder or holder of a warrant to purchase Series C Convertible Preferred Stock to amend or consent to a waiver or modification of any provision of the Certificate of Designation or warrant to purchase Series C Convertible Preferred Stock unless the same consideration is also offered to all of the Holders of the Series C Convertible Preferred Stock . Further, the Company shall not make any payment to any Holder or holder of a warrant to purchase Series C Convertible Preferred Stock which are disproportionate to the respective shares of Series C Convertible Preferred Stock (including Series C Convertible Preferred Stock underlying any warrants to purchase Series C Convertible Preferred Stock) held by all such parties at the applicable time . (h) Stated Value Payment Event . The occurrence of any of the following event(s) shall be deemed an "Stated Value Payment Event" : a. Conversion and the Shares. The Corporation fails to reserve a sufficient amount of shares of Common Stock as required under the terms of this Series C Convertible Preferred Stock , fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Series C Convertible Preferred Stock, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Series C Convertible Preferred Stock as and when required by this Series C Convertible Preferred Stock, the Corporation directs its transfer agent not to transfer or delays, impairs, and / or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Series C Convertible Preferred Stock as and when required by this Series C Convertible Preferred Stock, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Series C Convertible Preferred Stock as and when required by this Series C Convertible Preferred Stock (or makes any written announcement , statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for two (2) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Corporation to remain current in its obligations to its transfer agent. It shall be a Stated Value Payment Event of this Series C Convertible Preferred Stock, if a conversion of this Series C Convertible Preferred Stock is delayed, hindered or frustrated due to a balance owed by the Corporation to its transfer agent. If at the option of the Holder , the Holder advances any funds to the Corporation ' s transfer agent in order to process a conversion, such advanced funds shall be paid by the Corporation to the

EXCHANGE AGREEMENT I PAGE 17 Holder within five (5) business days, either in cash or as an addition to the balance of the Stated Value of the Series C Convertible Preferred Stock , and such choice of payment method is at the discretion of the Corporation. b. Breach of Covenants. The Corporation breaches any material covenant or other material term or condition contained in the rights and designations of this Series C Convertible Preferred Stock and any collateral documents and such breach continues for a period of three (3) days after written notice thereof to the Corporation from the Holder or after five (5) days after the Corporation should have been aware of the breach. c. Breach of Representations and Warranties. Any representation or warranty of the Corporation made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Series C Convertible Preferred Stock. d. Receiver or Trustee . The Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed . e. Judgments. Any money judgment, writ or similar process shall be entered or filed against the Corporation or any subsidiary of the Corporation or any of its property or other assets for more than $100,000, and shall remain unvacated , unbonded or unstayed for a period of ten (10) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld. f. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation. g. Delisting of Common Stock. The Corporation shall fail to maintain the listing or quotation of the Common Stock on the Principal Market. h. Failure to Comply with the Exchange Act . The Corporation shall fail to comply with the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings), and / or the Corporation shall cease to be subject to the reporting requirements of the Exchange Act . i. Liquidation. Any dissolution, liquidation, or winding up of Corporation or any substantial portion of its business. J . Cessation of Operations . Any cessation of operations by Corporation or Corporation admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Corporation's ability to continue as a "going concern" shall not be an admission that the Corporation cannot pay its debts as they become due . k. Inside Information. Any attempt by the Corporation or its officers, directors , and/or affiliates to transmit , convey, disclose, or any actual transmittal, conveyance, or disclosure by the Corporation or its officers, directors, and / or affiliates of , material non - public information concerning the Corporation, to the Holder or its successors and assigns, which is not immediately cured by Corporation ' s filing of a Form 8 - K pursuant to Regulation FD on that same date. Upon the occurrence of any Stated Value Payment Event, the Corporation shall pay to the Holder, within three (3) business days of any Stated Value Payment Event , in full satisfaction of its obligations under the Series C Convertible Preferred Stock, an amount equal to 110% multiplied by the then aggregate Stated Value of all of the Series C Convertible Preferred Stock, plus any amounts owed to the Holder pursuant to any other section of the rights and designations of the Series C Convertible Preferred Stock , all without demand , presentment or notice , all of which hereby are expressly waived , together with all costs, including, without limitation , legal fees and expenses , of collection , and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. ANNEX A NOTICE OF CONVERSION

EXCHANGE AGREEMENT I PAGE 18 (TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK) The undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock indicated below into shares of common stock, $ 0 . 000001 par value per share (the "Common Stock"), of AUTO PARTS 4 LESS GROUP, INC . , a Nevada corporation (the " Company " ) , according to the conditions hereof, as of the date written below . No fee will be charged to the Holders for any conversion , except for any such transfer taxes . Conversion calculations: Date to Effect Conversion: Number of shares of Series C Convertible Preferred Stock owned prior to Conversion: Number of shares of Series C Convertible Preferred Stock to be Converted: Number of shares of Common Stock to be Issued: Number of shares of Series C Convertible Preferred Stock to be owned subsequent to Conversion: [HOLDER] Name: Title:

EXCHANGE AGREEMENT I PAGE 21 c) Cashless Exercise . This Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A - B) (X)] by (A), where : (A) = as applicable : (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2 (a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2 (a) hereof on a Trading Day prior to the opening of"regular trading hours" (as defined in Rule 600 (b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L . P . ("Bloomberg") as of the time of the Holder's execution of the applicable Notice ofExercise if such Notice of Exercise is executed during "regular trading hours" on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of"regular trading hours" on a Trading Day) pursuant to Section 2 (a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2 (a) hereof after the close of"regular trading hours" on such Trading Day ; (B) = the Exercise Price of this Warrant, as adjusted hereunder; and (X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise . If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3 (a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant . The Company agrees not to take any position contrary to this Section 2 (c) . "Bid Price" means, for any date, the price determined by the first of the following clauses that applies : (a) if the Common Stock is then listed on a Trading Market that is a national exchange, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9 : 30 a . m . (New York City time) to 4 : 02 p . m . (New York City time)), (b) if the Common Stock is then quoted on a Trading Market that is the OTCQB or OTCQX, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTCQB or OTCQX as applicable, (c) if the Common Stock is then quoted on a Trading Market that is the Pink Open Market (or a similar organization or agency succeeding to its functions ofreporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company . "VWAP" means, for any date, the price determined by the first of the following clauses that applies : (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9 : 30 a . m . (New York City time) to 4 : 02 p . m . (New York City time)), (b) ifOTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock is then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company . Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2 (c) . d) Mechanics of Exercise. i . Delivery of Warrant Shares Upon Exercise . The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration

EXCHANGE AGREEMENT I PAGE 22 statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner - of sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery ofa certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Warrant Share Delivery Date") . Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder ofrecord of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares , provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise . If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $ 1 , 000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $ 10 per Trading Day (increasing to $ 20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise . The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable . As used herein , "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise . ii . Delivery of New Warrants Upon Exercise . If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant . 111. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise. iv. Compensation for Buy - In on Failure to Timely Deliver Warrant Shares Upon Exercise . In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2 (d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, Common Stock to deliver in satisfaction ofa sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy - In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder . For example, if the Holder purchases Common Stock having a total purchase price of $ 11 , 000 to cover a Buy - In with respect to an attempted exercise of Common Stock with an aggregate sale price giving rise to such purchase obligation of $ 10 , 000 , under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $ 1 , 000 . The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy - In and, upon request of the Company, evidence of the amount of such loss . Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation , a decree of specific performance and / or injunctive relief with respect to the Company's failure to timely deliver Common Stock upon exercise of the Warrant as required pursuant to the terms hereof . v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued

EXCHANGE AGREEMENT I PAGE 23 upon the exercise of this Warrant . As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise , the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share . vi. Charges, Taxes and Expenses . Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder ; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require , as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto . The Company shall pay all Transfer Agent fees required for same - day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same - day electronic delivery of the Warrant Shares . vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant , pursuant to the terms hereof. e) Holder's Exercise Limitations . The Company shall not effect any exercise of this Warrant , and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder ' s Affiliates (such Persons, "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below) . For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining , nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties . Except as set forth in the preceding sentence, for purposes of this Section 2 (e), beneficial ownership shall be calculated in accordance with Section 13 (d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13 (d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith . To the extent that the limitation contained in this Section 2 (e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission ofa Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation , and the Company shall have no obligation to verify or confirm the accuracy of such determination . In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13 (d) of the Exchange Act and the rules and regulations promulgated thereunder . For purposes of this Section 2 (e) , in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding . Upon the written or oral request ofa Holder , the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding . In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company , including this Warrant , by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported . The "Beneficial Ownership Limitation" shall be 9 . 99 % of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant . The Holder, upon notice to the Company , may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2 (e), provided that the Beneficial Ownership Limitation in no event exceeds 9 . 99 % of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2 (e) shall

EXCHANGE AGREEMENT I PAGE 24 continue to apply . Any increase in the Beneficial Ownership Limitation will not be effective until the 61 st day after such notice is delivered to the Company . The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2 (e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation . The limitations contained in this paragraph shall apply to a successor holder of this Warrant . Section 3 . Certain Adjustments . a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on its Common Stock or any other equity or equity equivalent securities payable in Common Stock (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon exercise of this Warrant) , (ii) subdivides outstanding shares of Common Stock into a larger number of shares , (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged . Any adjustment made pursuant to this Section 3 (a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re - classification . b) Subsequent Rights Offerings . In addition to any adjustments pursuant to Section 3 (a) above , if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant , issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided , however, that, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation) . c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation , any distribution of cash , stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement , scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution , or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such Distribution (provided, however , that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation , then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation) . d) Fundamental Transaction . If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person , (ii) the Company (or any Subsidiary) , directly or indirectly, effects any sale, lease, license , assignment, transfer , conveyance or other

EXCHANGE AGREEMENT I PAGE 25 disposition of all or substantially al l of its assets in on e or a series of related transactions, (iii) any , direct or indirect, purchase offer , tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50 % or more of the outstanding shares of Common Stock or 50 % or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in on e or more related transactions effects any reclassification , reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in on e or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization , spin - off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50 % or more of the outstanding shares of Common Stock or 50 % or more of the voting power of the common equity of the Company (each a "Fundamenta l Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shal l have the right to receive , for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2 (e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2 (e) on the exercise of this Warrant) . For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration . If holders of Common Stock ar e given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction . Th e Company shal l cause any successor entity in a Fundamental Transaction in which the Company is no t the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3 (d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder . Upon the occurrence of any such Fundamental Transaction, the Successor Entity shal l be added to the term "Company" under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction , each and every provision of this Warrant referring to the "Company " shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every righ t and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume al l of the obligations of the Company prior thereto under this Warrant with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein . For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3 (d) regardless of (i) whether the Company has sufficient authorized Common Stock for the issuance of Warrant Shares and / or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date . e) Calculations . All calculations under this Section 3 shall be made to the nearest cent or the nearest 11100 th of a share, as the case may be . For purposes of this Section 3 , the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding . f) Notice to Holder .

EXCHANGE AGREEMENT I PAGE 26 i. Adjustment to Exercise Price . Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3 , the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment . ii. Notice to Allow Exercise by Holder . If(A) the Company shall declare a Distribution on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange ; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice . To the extent that any notice provided in this Warrant constitutes, or contains, material, non - public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 8 - K . The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein . g) Voluntary Adjustment By Company . Subject to the rules and regulations of the Trading Market on which the Common Stock then listed and with the prior written consent of the Holder, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company . Section 4. Transfer of Warrant. a) Transferability . Subject to compliance with any applicable secunt 1 es laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer . Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled . Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full . The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued . b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the

EXCHANGE AGREEMENT I PAGE 27 aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued , signed by the Holder or its agent or attorney . Subject to compliance with Section 4 (a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice . All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto . c) Warrant Register . The Company shall register this Warrant , upon records to be maintained by the Company for that purpose (the "Warrant Register") , in the name of the record Holder hereof from time to time . The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder , and for all other purposes , absent actual notice to the contrary . Section 5 . Miscellaneous . a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a "cashless exercise" pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant. b) Loss, Theft , Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction , of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate . c) Saturdays, Sundays, Holidays, etc . If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day . d) Authorized Shares . The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant . The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant . The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed . The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will , upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized , validly issued, fully paid and nonassessable and free from all taxes , liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue) . Except and to the extent as waived or consented to by the Holder , the Company shall not by any action, including, without limitation , amending its certificate of incorporation or through any reorganization , transfer of assets, consolidation , merger, dissolution, issue or sale of securities or any other voluntary action , avoid or seek to avoid the observance or performance of any of the terms of this Warrant , but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations , exemptions or consents from any public regulatory body having jurisdiction thereof , as may be , necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant

EXCHANGE AGREEMENT I PAGE 28 is exercisable or in the Exercise Price , the Company shall obtain all such authorizations or exemptions thereof , or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. e) Jurisdiction. This Warrant shall be construed and enforced in accordance with , and all questions concerning the construction , validity , interpretation and performance of this Warrant shall be governed by , the internal laws of the State of Nevada , without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Any action brought by the Company concerning the transactions contemplated by this Warrant or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in a state or federal court located in the State of Nevada. Any action brought by the Holder concerning the transactions contemplated by this Warrant or any other agreement, certificate , instrument or document contemplated hereby shall be brought only in either (a) a state or federal court located in the State of Nevada , or (b) a state or federal court located in the Commonwealth of Massachusetts. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit , or shall be deemed or construed to limit, the ability of the Holder to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Holder , including through a legal action in any court of competent jurisdiction. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forumnonconveniens) . THECOMPANYHEREBYIRREVOCABLYWAIVESANYRIGHTITMAYHAVE,ANDAGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant or any other agreement , certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof . Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law . The prevailing party in any action or dispute brought in connection with this Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney's fees and costs . If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction . t) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant , if not registered , and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws . g) Nonwaiver and Expenses . No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies . Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant , which results in any material damages to the Holder , the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including , but not limited to, reasonable attorneys ' fees, including those of appellate proceedings , incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder . h) Notices . Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile or e - mail , or sent by a nationally recognized overnight courier service, addressed to the Company , at 106 W . Mayflower, Las Vegas , NV 89030 , Attention : Chief Executive Officer, email address : chris@ap 4 less . com, or such other email address or address as the Company may specify for such purposes by notice to the Holders . Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally , by e - mail , or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number , e - mail address or address of such Holder appearing on the books of the Company . Any notice or other communication or deliveries hereunder shall be deemed given

EXCHANGE AGREEMENT I PAGE 29 and effective on the earliest of(i) the date of transmission, if such notice or communication is delivered via e - mail at the e - mail address set forth in this Section prior to 5 : 30 p . m . (New York City time) on any date , (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e - mail at the e - mail address set forth in this Section on a day that is not a Trading Day or later than 5 : 30 p . m . (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U . S . nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given . To the extent that any notice provided hereunder constitutes , or contains, material, nonpublic information regarding the Company or any Subsidiaries , the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8 - K . i) Limitation of Liability . No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company , whether such liability is asserted by the Company or by creditors of the Company . j) Remedies . The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant . The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate . k) Successors and Assigns . Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder . The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares . l) Amendment . This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder . m) Severability . Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant . n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant. ******************** IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated. AUTO PARTS 4LESS GROUP, INC. By: Name: Title:

EXCHANGE AGREEMENT I PAGE 32 is not a Trading Day or (2) both executed and delivered pursuant to Section 2 (a) hereof on a Trading Day prior to the opening of"regular trading hours" (as defined in Rule 600 (b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day , (ii) at the option of the Holder , either (y) the VWAP of the Underlying Shares (as defined herein below) on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the of the Underlying Shares (as defined below) on the principal Trading Market as reported by Bloomberg L . P . as of the time of the Holder's execution of the applicable Notice of Exercise if such Notice of Exercise is executed during "regular trading hours" on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of"regular trading hours" on a Trading Day) pursuant to Section 2 (a) hereof or (iii) the VWAP of the Underlying Shares (as defined herein below) on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2 (a) hereof after the close of "regular trading hours" on such Trading Day ; (B) = the Exercise Price of this Warrant , as adjusted hereunder; and (X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise. If Warrant Shares are issued in such a cashless exercise , the parties acknowledge and agree that in a ccordance with Section 3 (a)(9) of the Securities Act , the Warrant Shares (and to the extent allowable under applicable Securities law at such time , the underlying shares of Common Stock issuable upon conversion of such Warrant Shares ("Underlying Shares") shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued (and ensuing Underlying Shares , as applicable) may be tacked on to the holding period of the initial securities pursuant to the Agreement . The Company agrees not to take any position contrary to this Section 2 (c) . "Bid Price" means , for any date , the price determined by the first of the following clauses that applies : (a) i f the Underlying Shares are then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L . P . (based on a Trading Day from 9 : 30 a . m . (New York City time) to 4 : 02 p . m . (New York City time)) , (b) if the Company's common stock is not quoted on a Trading Market , the , the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on such other exchange or quotation system, as applicable , or (c) in all other cases , the fair market value of a share o f Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company . "VWAP" means, for any date, the price determined by the first of the following clauses that applies : (a) if the Underlying Shares are then listed or quoted on a Trading Market , the daily volume weighted average price of the Underlying Shares for such date (or the nearest preceding date) on the Trading Market on which the Underlying Shares are then listed or quoted as reported by Bloomberg L . P . (based on a Trading Day from 9 : 30 a . m . (New York City time) to 4 : 02 p . m . (New York City time)), (b) i f the Underlying Shares are quoted for trading on such other exchange or quotation system, as applicable, the volume weighted average price of the Underlying Shares for such date (or the nearest preceding date) on such other exchange or quotation system, as applicable , or (c) in all other cases , the fair market value of a share o f Common Stock as determined by an independent appraiser selected in good faith b y the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company , the fees and expense s of which shall be paid by the Company . Notwithstanding an yt hing herein to the contrary, on the Termination Date , this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2 (c) . d) Mechanics of Exercise. i. Delivery of Warrant Shares Upon Exercise . The Company shall cause the Warrant Shares purchased hereunder to , if either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner - of - sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants) , and if the Company is still then a participant in The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") , be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account in such DWAC system and, i f not , to issue or cause to be issued by physical delivery a certificate , registered in the Company's share register in the name of the Holder or its designee or assignee , for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days a fter the delivery to the Company of the Notice of Exercise , (ii) one (1) Trading Day after delivery of the aggr egate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date , the "Warrant Share Delivery Date") . Upon delivery of the Notice of Exercise , the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which thi s Warrant has been exercised , irrespective of the date of delivery of the Warrant Shares , provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier o f (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise . For clarity purposes , as of the date of the Notice of Exercise , the Holder shall be entitled to convert any portion of the Warrant Shares and in such a case , the Company undertakes and shall cause its transfer ag ent to issue

EXCHANGE AGREEMENT I PAGE 33 such number of Underlying Shares issuable upon any such conversion by the Holder . In the event the Holder does not immediately convert the Warrant Shares as of the date of the Notice of Exercise and if the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date , the Company shall pay to the Holder , in cash, as liquidated damages and not as a penalty , for each $ 1 , 000 of Warrant Shares subject to such exercise (based on the VWAP of the Underlying Shares on the date of the applicable Notice of Exercise), $ 100 per Trading Day (increasing to $ 200 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise . The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable . As used herein , "Standard Settlement Period" means the standard settlement period , expressed in a number of Trading Days , on the Company's primary Trading Market with respect to the Underlying Shares as in effect on the date o f delivery of the Notice of Exercise . ii . Delivery of New Warrants Upon Exercise . If this Warrant shall have been exercised in part , the Company shall, at the request of a Holder and upon surrender of this Warrant certificate , at the time of delivery of the Warrant Shares , deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant . 111. Rescission Rights. If the Company either fails to issue a share certificate to the Holder or fails to cause the Transfer Agent to transmit to the Holder, the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date , then the Holder will have the right to rescind such exercise . iv. Compensation for Buy - In on Failure to Timely Deliver Warrant Shares Upon Exercise . In addition to any other rights available to the Holder, should the Warrant Shares and Underlying Shares be eligible for resale pursuant to applicable securities at the time, and if the Company fails to itsel f issue or fails to cause the Transfer Agent to transmit, to the Holder the Warrant Shares in accordance with the provisions of Section 2 (d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date , and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases , shares of Common Stock to deliver in satisfaction of a sale by the Holder of what would have been the Underlying Shares pursuant to a conversion of such Warrant Shares , which shares o f Common Stock the Holder anticipated receiving upon such exercise (a "Buy - In"), then the Company shall (A) pay in cash to the Holder the amount, if any , by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed , and (B) at the option of the Holder , reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Underlying Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder . For example, i f the Holder purchases Common Stock having a total purchase price of $ ll , 000 to cover a Buy - In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation o f $ 10 , 000 , under clause (A) o f the immediately preceding sentence the Company shall be required to pay the Holder $ 1 , 000 . The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy - In and, upon request of the Company, evidence of the amount of such loss . Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder , at law or in equity including , without limitation, a decree of specific performance and/or injunctive relie f with respect to the Company's failure to timely deliver the Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof . v. No Fractional Shares or Scrip . No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant . As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied b y the Exercise Price or round up to the next whole share . vi. Charges , Taxes and Expenses . Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all o f which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder ; provided , however , that in the event that Warrant Shares are to be issued in a name other than the name of the Holder , this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto , the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto . The Company s hall pay all Transfer Agent fees required for sameday processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same - day electronic delivery of the Warrant Shares . vii. Closing of Books . The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant , pursuant to the terms hereof . e) Holder's Exercise Limit a tions. In exercising any portion of this Warrant , the Holder undertakes not to effect any conversion of the Warrant Shares into Underlying Shares if such conversion , along with all other shares of the Company's Common Stock beneficiall y owned by the convertible into the same number of Underlying Shares of the successor or acquiring corporation or of the Company, if it is the surviving EXCHANGE AGREEMENT I PAGE 34 Holder and its affiliates at such time , would exceed the Beneficial Ownership Limitation (as defined herein below) . For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of Underlying Shares issuable upon exercise of this Warrant and conversion of the Warrant Shares, with respect to which such determination is being made , but shall exclude the number of Underlying Shares which would be issuable upon (i) any exercise of the remaining, nonexercised portion of this Warrant and conversion of such remaining Warrant Shares, beneficially owned by the Holder or any of its Affiliates and (ii) any exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including , without limitation , any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates . Except as set forth in the preceding sentence, for purposes of this Section 2 (e) , beneficial ownership shall be calculated in accordance with Section 13 (d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13 (d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith . The "Beneficial Ownership Limitation" shall be 4 . 99 % of the number of shares Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant . The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2 (e) , provided that the Beneficial Ownership Limitation in no event exceeds 9 . 99 % of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Underlying Shares upon conversion of Warrant Shares pursuant to the exercise of this Warrant . Any increase in the Beneficial Ownership Limitation will not be effective until the 61 st day after such notice is delivered to the Company . The provisions of this paragraph shall be construed and implemented in strict conformity with the terms of this Section 2 (e) and such limitations contained in this paragraph shall apply to a successor holder of this Warrant . Section 3 . Certain Adjustments . a) Stock Dividends and Splits . If the Company, at any time while any part of this Warrant is outstanding : (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Preferred C Stock or any other equity or equity equivalent securities payable in shares of Preferred C Stock (which, for avoidance of doubt, shall not include any shares of Preferred C Stock issued by the Company upon exercise of this Warrant) , (ii) subdivides outstanding shares of Preferred C Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Preferred C Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Preferred C Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Preferred C Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Preferred C Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged . Any adjustment made pursuant to this Section 3 (a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re - classification . b) Subsequent Rights Offerings . In addition to any adjustments pursuant to Section 3 (a) above , if at any time the Company grants, issues or sells any Preferred C Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any shares o f Preferred C Stock (the "Purchase Rights") , then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights , the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Preferred C Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof , including without limitation , the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Preferred C Stock are to be determined for the grant, issue or sale of such Purchase Rights . c) Fundamental Transaction . If , at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale , lease , license , assignment , transfer , conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions , (iii) any , direct or indirect , purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Preferred C Stock and/or Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50 % or more of the outstanding Common Stock , (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification , reorganization or recapitalization of the Preferred C Stock or any compulsory share exchange pursuant to which the Preferred C Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin - off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50 % of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this W a rrant , the Holder shall have the right to receive , for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction , at the option of the Holder (without regard to any limitation in Section 2 (e) on the exercise of this Warrant), the number of shares of Preferred C Stock

EXCHANGE AGREEMENT I PAGE 35 corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2 (e) on the exercise of this Warrant) . Notwithstanding anything to the contrary, in the event of a Fundamental Transaction , the Company or any Successor Entity (as defined below) shall, at the Holder's option , exercisable at any time concurrently with , or within 30 days after, the consummation of the Fundamental Transaction ( or, if later , the date of the public announcement of the applicable Fundamental Transaction) , purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction . "Black Scholes Value" means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the "OV" function on Bloomberg, L . P . ("Bloomberg") determined as o f the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk - free interest rate corresponding to the U . S . Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100 % and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 - day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash , if any, plus the value of any non - cash consideration , if any, being offered in such Fundamental Transaction and (ii) the greater of (x) the last VWAP immediately prior to the public announcement of such Fundamental Transaction and (y) the last VWAP immediately prior to the consummation of such Fundamental Transaction, (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow . The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder's election (or , if later , on the effective date of the Fundamental Transaction) . The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3 (f) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder , deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of Preferred C Stock of such Successor Entity (or its parent entity) equivalent to the number shares of Common Stock acquirable and receivable upon the conversion of the Warrant Shares pursuant to the exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of preferred and / or other equivalent capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction) , and which is reasonably satisfactory in form and substance to the Holder . Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein . d) Calculations . All calculations under this Section 3 shall be made to the nearest cent or the nearest l/lO 0 th of a share, as the case may be . For purposes of this Section 3 , the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares , if any) issued and outstanding . Notice to Holder . i . Adjustment. Upon the occurrence of any adjustment pursuant to any provision of this Section 3 , the Company e) shall promptly deliver to the Holder by facsimile or email a notice setting forth the adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment. f) Voluntary Adjustment by Company . The Company may not at any time during the term of this Warrant , subject to applicable laws , and regulations, adjustment the face amount of the Warrant Shares and / or Exercise Price to any amount and for any period of time without the prior written consent of the Holder . Section 4 . Transfer of Warrant. a) Transferability . Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation , any registration rights) are transferable , in whole or in part , upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer . Upon such surrender and, if required , such payment , the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees , as applicable , and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled . Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company

EXCHANGE AGREEMENT I PAGE 36 assigning this Warrant in full. The Warrant , if properly assigned in accordance herewith , may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued . b) New Warrants . This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued , signed by the Holder or its agent or attorney . Subject to compliance with Section 4 (a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice . All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto . c) Warrant Register . The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time . The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes , absent actual notice to the contrary . d) Transfer Restrictions. The Holder hereby covenants with the Company not to make any sale or other transfer of the Warrant Shares and/or Underlying Shares except in accordance with applicable Securities Act. e) Representation by the Holder . The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act . Section 5 . Miscellaneous . a) No Rights as Stockholder Until Exercise ; No Settlement in Cash . This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2 (d)(i), except as expressly set forth in Section 3 . Without limiting any rights of a Holder to receive Warrant Shares on a "cashless exercise" pursuant to Section 2 (c) or to receive cash payments pursuant to Section 2 (d)(i) and Section 2 (d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant . b) Loss, Theft, Destruction or Mutilation of Warrant . The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated , the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate . c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken , or such right may be exercised on the next succeeding Business Day. d) Authorized Shares. The Company covenants that , during the period the Warrant is outstanding , it will reserve from its authorized and unissued Preferred C Stock a sufficient number of shares to provide for the conversion of the Warrant Shares issuable upon the exercise of any purchase rights under this Warrant . The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant and any Underlying Shares to be issued upon conversion . The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares and Underlying Shares upon any conversion may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Company's Common Stock may be listed . The Company covenants that all Warrant Shares (and Underlying Shares upon conversion) which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof ( other than taxes in respect of any transfer occurring contemporaneously with such issue) . Except and to the extent as waived or consented to by the Holder , the Company shall not by any action, including , without limitation , amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment . Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and Underlying Shares upon any conversion of any Warrant Shares and (iii) use commercially reasonable efforts to obtain all such authorizations ,

EXCHANGE AGREEMENT I PAGE 37 exemptions or consents from any public regulatory body having jurisdiction thereof, as may be , necessary to enable the Company to perform its obligations under this Warrant . Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price , the Company shall obtain all such authorizations or exemptions thereof , or consents thereto , as may be necessary from any public regulatory body or bodies having jurisdiction thereof . e) Jurisdiction. All questions concerning the construction , validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Agreement. f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise , will have restrictions upon resale imposed by state and federal securities laws. g) Nonwaiver and Expenses . No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies . Without limiting any other provision of this Warrant or the Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder , the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including , but not limited to, reasonable attorneys' fees, including those of appellate proceedings , incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder . h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Agreement. i) Limitation of Liability . No provision hereof , in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company . j) Remedies . The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant . The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate . k) Successors and Assigns . Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder . The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares . 1) Amendment. This Warrant may be modified or amended, or the provisions hereof waived with the written consent of the Company and the Holder. m) Severability . Wherever possible , each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant . n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not , for any purpose , be deemed a part of this Warrant. ******************** (Signature Page Follows)